ANNUAL REPORT
 PERIOD ENDING OCTOBER 31, 2002


P I C
-----------
PROVIDENT
-----------
INVESTMENT
-----------
COUNSEL
-----------
 Est. 1951




                            FAMILY OF GROWTH-ORIENTED
                            MUTUAL FUNDS

                           |_| Growth Fund I





















   GROWTH STOCK
LEADERS FOR A HALF
     CENTURY
 WWW.PROVNET.COM

CONTENTS

                        1               PRESIDENT'S LETTER
                        2               THE INVESTMENT ENVIRONMENT
                        3               PERFORMANCE UPDATE/
                                        PORTFOLIO REVIEW
                        5               OUTLOOK & STRATEGY
THE FUND                6               STATEMENT OF ASSETS
                                        AND LIABILITIES
                        7               STATEMENT OF OPERATIONS
                        8               STATEMENTS OF CHANGES
                                        IN NET ASSETS
                        9               FINANCIAL HIGHLIGHTS
                        10              NOTES TO FINANCIAL STATEMENTS
                        12              REPORT OF INDEPENDENT ACCOUNTANTS
THE PORTFOLIO           13              STATEMENT OF NET ASSETS
                        15              STATEMENT OF OPERATIONS
                        16              STATEMENTS OF CHANGES
                                        IN NET ASSETS
                        16              SELECTED RATIO DATA
                        17              NOTES TO FINANCIAL STATEMENTS
                        19              REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

FELLOW
SHAREHOLDERS:

               WELCOME

PHOTO          Thank you for your investment in Provident's Mutual Funds. If you
MISSING        are a new investor to our family of funds, we welcome you. For many years, we have managed portfolios for major institutions, public funds, endowments, foundations and individuals. We have been pleased to offer our style consistent growth strategies that allow our shareholders diversification into a portfolio of high-quality rapidly growing companies. While we know that this investment approach has worked well over the long-term, it has clearly been difficult more recently.

               A WORD ON THE MARKETS

               Since our last report in April 2002, the markets have continued to be volatile. The market declines equity investors experienced in the past few years have reached levels unmatched for over twenty years. This past year has presented many challenges to investors, including the continuation of a war on terrorism, a potential conflict with Iraq, corporate malfeasance, and mixed economic signals. These geo-political and macroeconomic events have weighed heavily on the market and have driven equity prices downward.

               WHAT SHOULD INVESTORS DO?

               Some clients have asked if they should reduce or increase their equity exposure and others ask if bonds are still worth holding with interest rates so low. Over the long-term, history has shown that a high-quality stock portfolio does provide the growth necessary to outpace inflation, while fixed-income instruments have assured a cushion against short-term equity declines. Based on recent fluctuations, we caution investors not to make any precipitous change. In our view market-timing methods do not work. The continued volatility has reminded us of the importance of maintaining a long-term perspective and having a diversified investment plan.

               As we approach this holiday season and the beginning of a New Year, we wish you and your family joy, happiness, health, and prosperity. We thank you for your continued confidence and appreciate our relationship with you. Thank you again for investing with Provident Investment Counsel.

                                                Cordially,



                                                 /S/ THOMAS M. MITCHELL
                                                 ----------------------
                                                 Thomas M. Mitchell
                                                 President, PIC Investment Trust
                                                 October 31, 2002

--------------------------------------------------------------------------------
THE INVESTMENT ENVIRONMENT
--------------------------------------------------------------------------------

U.S. EQUITY

AN ASTONISHING PERIOD

As we closed the books on 2001, history recorded the year as an astonishing period of time with many conflicting forces acting against the markets. Post September 11th 2001, the U.S. economy and the stock market had been remarkably resilient. The fourth calendar quarter of 2001 saw across the board advances for most equity asset classes with the Dow Jones Industrial Average (DJIA) up 14% and the S&P 500 Index up 11%. The year 2001 ended with growth stocks outpacing value stocks for the quarter1. As we moved into 2002, the first calendar quarter ended with returns for virtually all asset categories showing considerable volatility which reflected investor apprehension along a number of fronts. By mid year 2002, we began to wonder "what was wrong with the U.S. stock market?" Quarterly stock market averages experienced among their worst declines in recent memory. The DJIA was down 11%, the S&P 500 Index shed over 13% of its value, and the Russell Large, Mid and Small capitalization indices, both value and growth, all recorded declines, some quite significant. From our perspective three major causes simultaneously converged to shake investor confidence:

           o   Investor confidence eroded by numerous corporate scandals;

           o   Geo-political factors weighed heavily on investors' minds and;

           o Fear has risen that the economic recovery will be delayed, or completely derailed.

The historic rally at the end of July 2002, when the DJIA advanced 15% in the space of just four days, and stock market averages climbed off 5-year lows, gave rise to some increased investor optimism. The month of August 2002 began strongly, but later succumbed to renewed investors' concern about the future strength of the economy. This raised concerns that the consumer might be reaching the end of the robust period of spending that had kept the economy moving forward over the last year. September 2002 saw a continuation of weaker than expected revenue and earnings reports from a broad spectrum of corporate America. The concerns regarding future corporate earnings, due in most part to very sluggish corporate capital spending, were exacerbated by geo-political events surrounding the United States' strong position with respect to Iraq and the prospects of war.

As the year progressed, the markets continued to churn amid economic uncertainty and the fear of an imminent war with Iraq. At year-end October 31, 2002, the popular market indices turned in another murky showing with some of the domestic indices posting double-digit declines. The NASDAQ Over-the-Counter Composite Index was down over 21%, the broader S&P 500 Index lost 15% while the DJIA was down 6%. The combined events, for the year, were insurmountable obstacles for U.S. equity markets. Countering this gloom had been that the business environment in several areas remained stable if not robust. The housing sector and allied areas remained healthy, consumer spending, while slowing somewhat, continued to be strong, and specialty areas within the healthcare industry were seeing strong demand.







-----------
1 Growth stocks measured by the Russell 1000 Growth Index up over 15% versus the Russell 1000 Value Index, which advanced 7%.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE/PORTFOLIO REVIEW
--------------------------------------------------------------------------------

PROVIDENT INVESTMENT COUNSEL'S

GROWTH FUND I

1 YEAR ENDING OCTOBER 31, 2002

-- In a climate of volatility and negative absolute returns in the equity market, PROVIDENT INVESTMENT COUNSEL'S GROWTH FUND I also experienced a negative return declining -20.69% for the year ended October 31, 2002. The companies that faced strong competitive pressures, which impacted relative performance, were health technology companies' ICOS Corp., Elan Corp. PLC, and IDEC Pharmaceuticals Corp. The Fund's performance was also hampered by not taking positions in the consumer non-durables and distribution services areas.

-- Ranked by contribution relative to the Russell 1000 Growth Index, the outperforming sectors in the Fund were finance, consumer services and retail trade. Consumer holdings or companies tied to a perceived economic recovery held up the best. In the finance area, strength came from the Fund's outperforming positions in SLM Corp., Willis Group Holdings, Goldman Sachs Group and Freddie Mac. In the consumer services sector, favorable stock selection and a relative gain came from holding a position in Viacom Inc. and selling AOL Time Warner in March 2002. Also providing a meaningful contribution were positions in Weight Watchers International, Apollo Group, Inc. and in the retail area Lowe's Cos., Bed Bath & Beyond, Inc., and Kohl's Corp.

-- The Fund continues to be invested in what we believe are high-quality growth companies. In addition to ensuring that the Fund is well diversified, a primary theme has been the purchase of companies that we believe will be beneficiaries of an economic recovery.

     TOP 10 EQUITY HOLDINGS:                                           % OF NET
     (AS OF OCTOBER 31, 2002)                                           ASSETS
     --------------------------------------------------------------------------
     Pfizer, Inc.                                                        6.25
     MAJOR PRODUCER OF PHARMACEUTICALS, HOSPITAL PRODUCTS,
     ANIMAL HEALTH LINES, CONSUMER PRODUCTS AND SPECIALTY
     CHEMICALS AND MINERALS.
     --------------------------------------------------------------------------
     Microsoft Corp.                                                     6.06
     DEVELOPS AND MARKETS SYSTEMS AND APPLICATIONS SOFTWARE FOR
     BUSINESS AND HOME USE.
     --------------------------------------------------------------------------
     Viacom, Inc.                                                        4.04
     OWNS AND OPERATES BUSINESSES IN THE ENTERTAINMENT INDUSTRY
     --------------------------------------------------------------------------
     Freddie Mac                                                         3.97
     PURCHASES MORTGAGES FROM LENDERS THROUGHOUT THE U.S.
     AND POOLS THEM INTO SECURITIES THAT ARE SOLD TO INVESTORS.
     --------------------------------------------------------------------------
     General Electric Co.                                                3.78
     MANUFACTURES AIRCRAFT ENGINES, APPLIANCES, INDUSTRIAL PRODUCTS,
     MATERIALS, POWER SYSTEMS, AND TECHNICAL PRODUCTS.
     --------------------------------------------------------------------------
     SLM Corp.                                                           3.66
     HOLDING COMPANY SERVING AS THE MAJOR INTERMEDIARY TO THE NATION'S
     HIGHER EDUCATION CREDIT MARKET
     --------------------------------------------------------------------------
     Wal-Mart Stores, Inc.                                               3.57
     OPERATES OVER 1,600 DISCOUNT STORES THROUGHOUT THE U.S.
     --------------------------------------------------------------------------
     Johnson & Johnson                                                   3.25
     MANUFACTURES HEALTH CARE PRODUCTS AND PROVIDES RELATED SERVICES
     FOR CONSUMER, PHARMACEUTICAL AND PROFESSIONAL MARKETS.
     --------------------------------------------------------------------------
     Intel Corp.                                                         3.17
     DEVELOPS, MANUFACTURES AND MARKETS SILICON-BASED SEMICONDUCTORS
     AND RELATED COMPUTER COMPONENTS AT VARIOUS LEVELS OF INTEGRATION.
     --------------------------------------------------------------------------
     Kohl's Corp.                                                        2.95
     OPERATES OVER 400 FAMILY-ORIENTED, SPECIALTY DEPARTMENT STORES
     THROUGHOUT THE U.S.
     --------------------------------------------------------------------------


---------
  Fund holdings are subject to change and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE/PORTFOLIO REVIEW - (Continued)
--------------------------------------------------------------------------------

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I
   Value of $10,000 Investment vs Russell 1000 Growth Index and S&P 500 Index


                    TOTAL VALUE         TOTAL VALUE         TOTAL VALUE
                     PIC GROWTH       RUSSELL 1000 GR         S&P 500
DATE                   FUND I           (GROWTH I)           (GROWTH I)
----                   ------           ----------           ----------
10/92                  10,000             10,000               10,000
04/93                   9,574             10,033               10,660
10/93                  10,741             10,731               11,494
04/94                  10,131             10,416               11,228
10/94                  10,833             11,311               11,939
04/95                  10,833             12,459               13,189
10/95                  13,195             14,617               15,096
04/96                  13,770             16,516               17,173
10/96                  15,048             17,840               18,733
04/97                  16,213             20,160               21,490
10/97                  19,025             23,276               24,748
04/98                  22,572             28,645               30,315
10/98                  22,752             29,012               30,191
04/99                  28,164             36,244               36,930
10/99                  29,826             38,948               37,939
04/00                  35,649             46,239               40,669
10/00                  33,168             42,580               40,251
04/01                  22,483             31,326               35,394
10/01                  16,783             25,573               30,232
04/02                  17,197             25,029               30,925
10/02                  13,309             20,556               25,660












                                                            AVERAGE ANNUALIZED TOTAL RETURNS
                                                             PERIODS ENDED OCTOBER 31, 2002
                                                             ------------------------------
                                                      ONE YEAR             FIVE YEARS     TEN YEARS
                                                      --------             ----------     ---------
Provident Investment Counsel Growth Fund I            (20.69%)               (6.90%)         2.90%
Russell 1000 Growth Index*                            (19.62%)               (2.45%)         7.46%
S&P 500 Index+                                        (15.11%)                0.73%          9.88%

--------
     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* The Russell 1000 Growth Index is an unmanaged index containing those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values than the value universe.

+ The S&P 500 Index is an unmanaged index that includes the reinvestment of dividends but does not include adjustments for brokerage, custodian and advisory fees.

     This index is generally considered representative of the U.S. large capitalization market.

                         TOP 5 BEST & WORST PERFORMERS
                          YEAR ENDING OCTOBER 31, 2002

                                                % CONTRIBUTION
      COMPANY NAME                                 TO RETURN
      ----------------------------------------------------------
      SLM Corp.                                         0.57
      ----------------------------------------------------------
      Viacom, Inc.                                      0.43
      ----------------------------------------------------------
      Veritas Software Corp.                            0.32
      ----------------------------------------------------------
      Mercury Interactive Corp.                         0.32
      ----------------------------------------------------------
      Johnson & Johnson                                 0.25
      ==========================================================
      General Electric Co.                             -1.10
      ----------------------------------------------------------
      Wyeth                                            -1.10
      ----------------------------------------------------------
      Pfizer, Inc.                                     -1.11
      ----------------------------------------------------------
      Siebel Systems, Inc.                             -1.16
      ----------------------------------------------------------
      Texas Instruments, Inc.                          -1.94
      ----------------------------------------------------------

--------------------------------------------------------------------------------
OUTLOOK & STRATEGY
--------------------------------------------------------------------------------

IS THE ECONOMY IN AN EXTENDED SLUMP?

In the year since the devastating September 11th attacks much has been done to rebuild and repair the structural damage. The Pentagon has been restored and plans are moving forward to reconstruct the financial district in New York. In alliance with other governments, the U.S. has made considerable advancements toward the war on terrorism with a consensus mounting to eliminate the threat posed by Saddam Hussein. While many of the physical wounds have healed many emotional and economic scars remain. Investors' confidence in corporate America and Wall Street has been severely shaken by accounting misdeeds, management indictments and a cascade of negative earnings announcements. Industries most affected by the terrorist attacks continue to struggle and corporate capital spending remains at depressed levels. Despite these scars, the economic environment has shown tangible signs of improvement this year. U.S. real Gross Domestic Product has grown at an annual rate of more than 3% in the first half of the year 2002 and estimates call for continued growth into 2003. Undoubtedly, the U.S. economy has responded satisfactorily to the flood of monetary and fiscal stimulus applied over the last year and we expect the Federal Reserve to continue to provide relief until the recovery is well entrenched.


OUR FOCUS TODAY

Today uncertainty reigns in the world but in comparison to the economic conditions of the early 1970s, the present fundamentals are significantly more positive in our view. However, despite some improving fundamentals, economic recovery is still not assured. Amid this continued uncertainty, we are placing emphasis on companies with solid balance sheets that may sustain the continued weakness and that may have the capacity to benefit quickly should the investment environment improve. During this period of uncertainty, we remain loyal to our investment philosophy of "REVENUE AND EARNINGS GROWTH DRIVE STOCK PRICES OVER THE LONG TERM." Our objective is to take advantage of the current market conditions and focus on our core competency: relying upon our seasoned team of investment analysts to seek the best growth companies. We consider our experienced investment teams and our consistently applied "BOTTOM UP" approach to fundamental research the most important components to our decision-making process and the key to picking those companies that can grow revenues and earnings. Our analysts will continue to seek companies that are industry leaders, well managed, and present some competitive advantage. As in previous cases involving investor uncertainty, we believe this period will pass and investors will again value companies based upon the long-term factors that drive prices: namely revenue and earnings growth.




                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES at October 31, 2002
--------------------------------------------------------------------------------

ASSETS
Investment in Portfolio, at cost .........................................   $  56,711,389
                                                                             =============

Investment in Portfolio, at value ........................................   $  52,677,465
Receivables:
Investment in Portfolio sold .............................................              66
Prepaid expenses .........................................................           2,413
                                                                             -------------
Total assets .............................................................      52,679,944
                                                                             -------------

LIABILITIES
Payables:
Fund shares redeemed .....................................................              66
To Provident Investment Counsel, Inc. (Note 3) ...........................          63,235
Deferred trustees' compensation (Note 3) .................................          16,898
Accrued expenses .........................................................          66,265
                                                                             -------------
Total liabilities ........................................................         146,464
                                                                             -------------

NET ASSETS
Applicable to shares of beneficial interest outstanding ..................   $  52,533,480
                                                                             =============

Shares of beneficial interest outstanding ................................       8,202,148
                                                                             -------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .................   $        6.40
                                                                             =============

COMPONENTS OF NET ASSETS
Paid-in capital ..........................................................   $ 113,067,157
Accumulated net investment loss ..........................................         (58,388)
Accumulated net realized loss on investments .............................     (56,441,365)
Net unrealized depreciation on investments ...............................      (4,033,924)
                                                                             -------------
Net assets ...............................................................   $  52,533,480
                                                                             =============





See accompanying Notes to Financial Statements.


6



                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended October 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME
     NET INVESTMENT LOSS ALLOCATED FROM PORTFOLIO
          Dividends (net of foreign taxes of $2,476) ......................   $    319,657
          Interest ........................................................         45,444
          Income from securities loaned - net .............................         19,637
          Expenses ........................................................       (741,787)
                                                                              ------------
          Net investment loss from Portfolio ..............................       (357,049)
                                                                              ------------

     FUND EXPENSES
          Administration fees (Note 3) ....................................        163,161
          Transfer agent fees .............................................         89,535
          Reports to shareholders .........................................         14,812
          Registration expense ............................................         22,097
          Audit fees ......................................................         17,001
          Legal fees ......................................................         18,656
          Trustee fees (Note 3) ...........................................          3,449
          Custody and accounting services fees ............................          6,001
          Miscellaneous ...................................................          7,270
                                                                              ------------
             Total expenses ...............................................        341,982
             Less: fees waived and expenses absorbed (Note 3) .............       (156,783)
                                                                              ------------
             Net expenses .................................................        185,199
                                                                              ------------
             NET INVESTMENT LOSS ..........................................       (542,248)
                                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM PORTFOLIO
     Net realized loss on investments .....................................    (17,357,070)
     Net unrealized appreciation on investments ...........................      3,417,329
                                                                              ------------
     Net realized and unrealized loss on investments ......................    (13,939,741)
                                                                              ------------

          NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $(14,481,989)
                                                                              ============









See accompanying Notes to Financial Statements.




                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED           YEAR ENDED
                                                                OCTOBER 31, 2002    OCTOBER 31, 2001
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss ............................................   $    (542,248)   $    (720,879)
Net realized loss on investments ...............................     (17,357,070)     (39,084,292)
Net unrealized appreciation (depreciation) on investments ......       3,417,329      (40,458,911)
                                                                   -------------    -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........     (14,481,989)     (80,264,082)
                                                                   -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain .........................................            --        (35,886,881)
                                                                   -------------    -------------

BENEFICIAL INTEREST SHARE TRANSACTIONS
Proceeds from shares sold ......................................      15,450,345       27,719,103
Proceeds from reinvestment of distributions ....................            --         35,381,377
Cost of shares redeemed ........................................     (32,823,822)     (43,854,558)
                                                                   -------------    -------------

Net (decrease) increase in net assets
resulting from share transactions ..............................     (17,373,477)      19,245,922
                                                                   -------------    -------------

TOTAL DECREASE IN NET ASSETS ...................................     (31,855,466)     (96,905,041)

NET ASSETS
Beginning of year ..............................................      84,388,946      181,293,987
                                                                   -------------    -------------
END OF YEAR ....................................................   $  52,533,480    $  84,388,946
                                                                   =============    =============

ACCUMULATED NET INVESTMENT LOSS ................................   $     (58,388)   $     (59,728)
                                                                   =============    =============

CHANGE IN SHARES


Shares sold ....................................................       1,910,342        2,904,749
Shares issued on reinvestment of distributions .................            --          2,300,480
Shares redeemed ................................................      (4,169,485)      (3,506,405)
                                                                   -------------    -------------
NET (DECREASE) INCREASE ........................................      (2,259,143)       1,698,824
                                                                   =============    =============










See accompanying Notes to Financial Statements.




                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                        YEAR ENDED OCTOBER 31,
                                                    ---------------------------------------------------------
                                                       2002       2001        2000        1999       1998
-------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ..............   $    8.07  $   20.69  $    21.72  $    17.75  $    18.14
                                                    ---------  ---------  ----------  ----------  ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .............................       (0.07)     (0.07)      (0.18)      (0.15)      (0.06)
Net realized and unrealized (loss)
gain on investments .............................       (1.60)     (7.98)       2.66        5.40        3.04
                                                    ---------  ---------  ----------  ----------  ----------
Total from investment operations ................       (1.67)     (8.05)       2.48        5.25        2.98
                                                    ---------  ---------  ----------  ----------  ----------

LESS DISTRIBUTIONS:
From net realized gains .........................        0.00      (4.57)      (3.51)      (1.28)      (3.37)
                                                    ---------  ---------  ----------  ----------  ----------
Net asset value, end of period ..................   $    6.40  $    8.07  $    20.69  $    21.72  $    17.75
                                                    =========  =========  ==========  ==========  ==========

Total return ....................................      (20.69%)   (49.40%)     11.21%      31.08%      19.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions) ..............   $   52.5   $   84.4   $   181.3   $   174.4   $   132.4

RATIOS TO AVERAGE NET ASSETS:#++
Expenses ........................................        1.25%      1.25%       1.25%       1.25%       1.25%
Net investment loss .............................       (0.73%)    (0.67%)     (0.79%)     (0.73%)     (0.57%)


-----------

# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the Portfolio.
++ Net of fees waived. The combined fees waived were 0.33%, 0.21%, 0.10%, 0.11% and 0.16%, respectively.







See accompanying Notes to Financial Statements.


                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

Provident Investment Counsel Growth Fund I ("the Fund") is one of nine series of PIC Investment Trust ("the Trust"). The Trust was organized on December 11, 1991 as a Delaware business trust, with an unlimited number of shares of beneficial interest of $.01 par value, and is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund invests substantially all of its assets in the Provident Investment Counsel Growth Portfolio ("the Portfolio"), a separate registered management investment company having the same investment objective as the Fund. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. INVESTMENT VALUATION. The Fund reflects its investment in the Portfolio at its proportionate interest in the value of the Portfolio's net assets. Valuation of securities by the Portfolio is discussed at Note 2A of the Portfolio's Notes to Financial Statements.

     B. INVESTMENT INCOME AND DIVIDENDS TO SHAREHOLDERS. The Fund earns income, net of the expenses of the Portfolio, daily on its investment in the Portfolio. All net investment income and realized and unrealized gains or losses on investments of the Portfolio are allocated pro rata among the Fund and the other Holders of Interests in the Portfolio. Dividends, if any, are paid annually to shareholders of the Fund and recorded on the ex-dividend date.

     C. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     D. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

The Trust has entered into administration agreements with Provident Investment Counsel, Inc. ("PIC"), an indirect, wholly owned subsidiary of Old Mutual PLC, and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") pursuant to which certain employees of these entities serve as officers of the Trust and the Portfolio. PIC and U.S. Bancorp also provide management services necessary for the operations of the Trust and the Portfolio and furnish office facilities. PIC receives a fee for its services to the Fund, at the rate of 0.20% of the average daily net assets of the Fund. U.S. Bancorp receives an annual administration fee for its services of $15,000.

Pursuant to a contract with the Fund, PIC has agreed to reimburse the Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2012, to the extent necessary so that the expenses of the Fund, including those expenses allocated from the Portfolio, do not exceed 1.25% of the Fund's average net assets. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund and Portfolio if, within three subsequent years, the Fund's or Portfolio's expenses are less than the limit agreed to by PIC. The amount of fees waived and expenses absorbed for the year ended October 31, 2002 were $148,160 and $8,623, respectively.

At October 31, 2002, the amount available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Fund is $564,556. At October 31, 2002, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

                                       OCTOBER 31,
                  -----------------------------------------------------
                    2003                 2004                   2005
                    ----                 ----                   ----
                  $198,209             $209,564               $156,783


Quasar Distributors, LLC ("the Distributor"), a registered broker-dealer, acts as the principal underwriter for the Trust in connection with the offering of its shares. The Distributor is an affiliate of U.S. Bancorp. The Distributor received no commissions from the sales or redemptions of the Fund's shares during the year ended October 31, 2002.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

On December 19, 1995, the Trust approved a Deferred Compensation Plan for Trustees ("the Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Fund recognizes as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis. For the year ended October 31, 2002, the change in the value of the phantom account was unrealized depreciation of $7,472.

NOTE 4 - INVESTMENT TRANSACTIONS

For the year ended October 31, 2002, additions and reductions in the investments in the Portfolio aggregated $15,527,784 and $33,042,987, respectively. At October 31, 2002, the Fund owned 97.56% of the total net assets of the Portfolio.

NOTE 5 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2002, the components of net assets on a tax basis were as follows:
           Net tax unrealized depreciation ......................  $ (4,222,839)
                                                                   ============


           CAPITAL LOSS CARRYFORWARD EXPIRING AS FOLLOWS:
                          2009 ..................................   (38,732,508)

                          2010 ..................................   (17,519,942)
                                                                  -------------
                                                                  $ (56,252,450)
                                                                  =============

Net investment loss and realized and unrealized gains and losses differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, net operating losses, and deferred trustees compensation.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Trustees of PIC Investment Trust and the Shareholders of:

Provident Investment Counsel Growth Fund I

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Provident Investment Counsel Growth Fund I series of PIC Investment Trust ("the Trust") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. The financial highlights for the year ended October 31, 1998 were audited by other independent accountants whose report dated December 3, 1998 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
New York, New York
December 6, 2002


                              PIC GROWTH PORTFOLIO


STATEMENT OF NET ASSETS at October 31, 2002

SHARES                                                              VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 94.9%
AEROSPACE & DEFENSE: 1.3%
12,100         Lockheed Martin Corp. ........................    $  700,590
                                                                 ----------

AIRLINES: 0.6%
8,100          Ryanair Holdings PLC - ADR* ..................       301,401
                                                                 ----------

BIOTECHNOLOGY: 1.7%
11,600         Amgen, Inc.* .................................       540,096
10,900         Gilead Sciences, Inc.* .......................       378,666
                                                                 ----------
                                                                    918,762
                                                                 ----------
CHEMICALS / SPECIALTIES: 1.0%
10,000         Praxair, Inc. ................................       545,000
                                                                 ----------
COMPUTER COMMUNICATIONS: 1.5%
69,800         Cisco Systems, Inc.* .........................       780,364
                                                                 ----------
COMPUTER PROCESS HARDWARE: 2.0%
38,400         Dell Computer Corp.* .........................     1,098,624
                                                                 ----------

CONTRACT DRILLING: 1.6%
25,000         Nabors Industries, Ltd.* .....................       874,250
                                                                 ----------

DEPARTMENT STORES: 3.0%
27,216         Kohl's Corp.* ................................     1,590,775
                                                                 ----------

DISCOUNT STORES: 7.4%
24,700         Costco Wholesale Corp.* ......................       838,071
20,800         Dollar Tree Stores, Inc.* ....................       546,832
22,400         Family Dollar Stores, Inc. ...................       689,696
35,900         Wal-Mart Stores, Inc. ........................     1,922,445
                                                                 ----------
                                                                  3,997,044
                                                                 ----------

ELECTRICAL PRODUCTS EQUIPMENT: 2.3%
83,000         Applied Materials, Inc.* .....................     1,247,490
                                                                 ----------

ELECTRONIC COMPONENTS: 1.0%
35,800         Jabil Circuit, Inc.* .........................       552,394
                                                                 ----------
FINANCIAL SERVICES: 7.6%
34,700         Freddie Mac ..................................     2,136,826
19,200         SLM Corp. ....................................     1,972,608
                                                                 ----------
                                                                  4,109,434
                                                                 ----------
HOME IMPROVEMENT: 3.6%
23,400         Home Depot, Inc. .............................       675,792
29,500         Lowe's Companies, Inc. .......................     1,231,035
                                                                 ----------
                                                                  1,906,827
                                                                 ----------
INDUSTRIAL CONGLOMERATES: 3.8%
80,600         General Electric Co. .........................     2,035,150
                                                                 ----------




SHARES                                                              VALUE
--------------------------------------------------------------------------------
INSURANCE BROKERS / SERVICES: 1.2%
21,400         Willis Group Holdings Ltd.* ..................    $  654,840
                                                                 ----------
INVESTMENT COMPANIES: 2.3%
16,900         Goldman Sachs Group, Inc. ....................     1,210,040
                                                                 ----------
MANAGED HEALTH CARE / HMO: 3.9%
14,100         UnitedHealth Group, Inc. .....................     1,282,395
10,700         WellPoint Health Networks, Inc.* .............       804,747
                                                                 ----------
                                                                  2,087,142
                                                                 ----------
MEDIA CONGLOMERATES: 4.0%
48,800         Viacom, Inc. - Class B* ......................     2,176,968
                                                                 ----------
MEDICAL SPECIALTIES: 4.5%
29,500         Medtronic, Inc. ..............................     1,321,600
31,400         St. Jude Medical, Inc.* ......................     1,118,154
                                                                 ----------
                                                                  2,439,754
                                                                 ----------

OILFIELD SERVICING AND EQUIPMENTS: 2.1%
37,700         BJ Services Co.* .............................     1,143,441
                                                                 ----------

OTHER CONSUMER SERVICES: 4.2%
25,800         Apollo Group, Inc. - Class A* ................     1,070,700
25,000         Weight Watchers International, Inc.* .........     1,183,750
                                                                 ----------
                                                                  2,254,450
                                                                 ----------
PACKAGED SOFTWARE: 6.1%
61,000         Microsoft Corp.* .............................     3,261,670
                                                                 ----------
PHARMACEUTICAL - MAJOR: 9.5%
29,800         Johnson & Johnson ............................     1,750,750
106,000        Pfizer, Inc. .................................     3,367,620
                                                                 ----------
                                                                  5,118,370
                                                                 ----------
PHARMACEUTICAL - OTHER: 1.1%
7,700          Teva Pharmaceuticals Industries, Inc. - ADR          596,211
                                                                 ----------
SEMICONDUCTORS: 7.6%
98,600         Intel Corp. ..................................     1,705,780
130,930        Taiwan Semiconductor
                 Manufacturing Co. Ltd. ADR* ................     1,023,873
84,800         Texas Instruments, Inc. ......................     1,344,928
                                                                 ----------
                                                                  4,074,581
                                                                 ----------
SPECIALTY INSURANCE: 5.1%
15,800         American International Group, Inc. ...........       988,290
10,500         Progressive Corp. ............................       577,500
33,700         Radian Group, Inc. ...........................     1,188,599
                                                                 ----------
                                                                  2,754,389
                                                                 ----------






See accompanying Notes to Financial Statements.


                                                                              13



                              PIC GROWTH PORTFOLIO


STATEMENT OF NET ASSETS at October 31, 2002 -- (Continued)

SHARES                                                              VALUE
--------------------------------------------------------------------------------
SPECIALTY STORES: 3.8%
39,000         Bed, Bath & Beyond, Inc.* ....................    $1,382,940
15,000         Michaels Stores, Inc.* .......................       674,400
                                                                 ----------
                                                                  2,057,340
                                                                 ----------
TELECOM EQUIPMENT: 1.1%

35,600         Nokia Corp. ..................................       591,672
                                                                 ----------

TOTAL COMMON STOCKS
(cost $55,168,407) ..........................................    51,078,973
                                                                 ----------


PRINCIPAL
AMOUNT                                                              VALUE
--------------------------------------------------------------------------------
MONEY MARKET INVESTMENTS: 5.0%


$ 1,350,571    BlackRock Provident Institutional Funds
               - TempCash Portfolio .........................    $1,350,571
  1,350,571    BlackRock Provident Institutional Funds
               - TempFund  Portfolio ........................     1,350,571
                                                                 ----------
                                                                  2,701,142
                                                                 ----------
TOTAL MONEY MARKET INVESTMENTS
(cost $2,701,142) ...........................................     2,701,142
                                                                 ----------
TOTAL INVESTMENTS IN SECURITIES
(cost $57,869,549):  99.9% ..................................    53,780,115
                                                                 ----------


SHARES                                                              VALUE
--------------------------------------------------------------------------------
OTHER ASSETS: 32.3%

Collateral for securities loaned, at fair value
     (Note 4) ...............................................    $16,697,537
Receivables:
     Dividends and interest .................................          8,956
     Investment securities sold .............................        638,375
Prepaid insurance ...........................................            326
     Other assets ...........................................         26,262
                                                                 -----------
       Total Other Assets ...................................     17,371,456
                                                                 -----------
TOTAL ASSETS ................................................     71,151,571
                                                                 -----------

LIABILITIES: (32.2%)
  Payables:
    Collateral for securities loaned (Note 4) ...............     16,697,537
    Investment securities purchased .........................        476,188
    Shares of beneficial interests redeemed .................             66
    Due to Advisor (Note 3) .................................         54,136
Deferred trustees' compensation (Note 3) ....................         42,194
Accrued expenses ............................................         36,533
                                                                 -----------
  Total Liabilities .........................................     17,306,654
                                                                 -----------
NET ASSETS: 100.0% ..........................................    $53,844,917
                                                                 ===========

------------
* Non-income producing security.
ADR - American Depository Receipt.









See accompanying Notes to Financial Statements.







                              PIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended October 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income
Dividends (net of foreign taxes of $2,517)   . . . . . . . .      $     325,034
Interest   . . . . . . . . . . . . . . . . . . . . . . . . .             46,212
Income from securities loaned - net   . . . . . . . . . . . .            19,970
                                                                  -------------
Total Income   . . . . . . . . . . . . . . . . . . . . . . .            391,216
                                                                  -------------
Expenses
Investment advisory fees (Note 3)   . . . . . . . . . . . . .           603,500
Administration fees (Note 3)   . . . . . . . . . . . . . . .             75,437
Accounting services fees   . . . . . . . . . . . . . . . . .             80,501
Custodian fees   . . . . . . . . . . . . . . . . . . . . . .             27,960
Audit fees   . . . . . . . . . . . . . . . . . . . . . . . .             25,998
Legal fees   . . . . . . . . . . . . . . . . . . . . . . . .             16,001
Insurance expense   . . . . . . . . . . . . . . . . . . . . .             5,099
Trustee fees (Note 3)   . . . . . . . . . . . . . . . . . . .             1,529
Miscellaneous   . . . . . . . . . . . . . . . . . . . . . . .             6,300
                                                                  -------------
Total expenses   . . . . . . . . . . . . . . . . . . . . . .            842,325
Less: fees waived (Note 3)   . . . . . . . . . . . . . . . .            (87,952)
                                                                  -------------
Net expenses   . . . . . . . . . . . . . . . . . . . . . . .            754,373
                                                                  -------------
NET INVESTMENT LOSS   . . . . . . . . . . . . . . . . . . . .          (363,157)
                                                                  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments   . . . . . . . . . . . . .        (17,686,476)
Net unrealized appreciation on investments   . . . . . . . .          3,519,756
                                                                  -------------
Net realized and unrealized loss on investments  . . . . . .        (14,166,720)
                                                                  -------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   . . .      $ (14,529,877)
                                                                  =============











See accompanying Notes to Financial Statements.





                              PIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              YEAR ENDED              YEAR ENDED
                                                                            OCTOBER 31, 2002       OCTOBER 31, 2001
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ......................................................    $ (363,157)        $    (464,703)
  Net realized loss on investments .........................................   (17,686,476)          (40,278,035)
  Net unrealized appreciation (depreciation) on investments ................     3,519,756           (41,913,464)
                                                                              ------------         -------------
       NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................   (14,529,877)          (82,656,202)
                                                                              ------------         -------------


TRANSACTIONS IN INTERESTS:
  Contributions by Holders .................................................    15,977,659            28,581,152
  Withdrawals by Holders ...................................................   (33,428,533)          (51,041,080)
                                                                              ------------         -------------

  Net decrease in net assets resulting from transactions in interests ......   (17,450,874)          (22,459,928)
                                                                              ------------         -------------

       TOTAL DECREASE IN NET ASSETS ........................................   (31,980,751)         (105,116,130)

NET ASSETS
    Beginning of year ......................................................    85,825,668           190,941,798
                                                                             -------------         -------------
    END OF YEAR ............................................................ $  53,844,917          $ 85,825,668
                                                                             =============         =============





  SELECTED RATIO DATA
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------
                                                                  2002       2001        2000     1999      1998
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:*
    Expenses ...............................................      1.00%      1.00%      1.00%     1.00%     1.00%
    Net investment loss ....................................     (0.48%)    (0.41%)    (0.53%)   (0.49%)   (0.32%)
    Total return+ ..........................................    (20.44%)       --         --        --        --

Portfolio Turnover Rate ....................................     83.09%    105.02%    148.85%    80.34%    81.06%


-------------
* Net of fees waived of 0.12%, 0.02%, 0.00%, 0.00%, and 0.02% of average net assets, respectively.
+ Required by the AICPA Audit and Accounting Guide for Investment Companies for periods beginning after December 15, 2000.









See accompanying Notes to Financial Statements.



                              PIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

PIC Growth Portfolio ("the Portfolio") was organized on December 11, 1991 as a separate trust under the laws of the State of New York. The beneficial interests in the Portfolio are divided into an unlimited number of non-transferable interests, par value $.01 each. The Portfolio is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The investment objective of the Portfolio is to achieve long term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. VALUATION OF SECURITIES. Equity securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

     B. FEDERAL INCOME TAXES. The Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are recorded on the trade date basis. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest is recorded as accrued and dividend income is recorded on the ex-dividend date.

     D. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. SECURITIES LOANS. The Portfolio may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The loans are secured by cash or securities collateral at least equal, at all times, to the fair value of the securities loaned.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

The Portfolio has entered into an investment advisory agreement with Provident Investment Counsel, Inc. ("PIC"), an indirect, wholly owned subsidiary of Old Mutual PLC, and an administration agreement with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") pursuant to which certain employees of these entities serve as officers of the Portfolio. PIC and U.S. Bancorp also provide management services necessary for the operations of the Portfolio and furnish office facilities. U.S. Bancorp receives for its services an administration fee at the annual rate of 0.10% of the average daily net assets of the Portfolio, subject to an annual minimum of $45,000.

PIC receives an investment advisory fee for its services to the Portfolio, at the annual rate of 0.80% of its average daily net assets. PIC has voluntarily agreed to limit the expenses of the Portfolio to 1.00% of its average daily net assets. For the year ended October 31, 2002, PIC waived fees of $87,952.

The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Portfolio if, within three subsequent years, the Portfolio's expenses are less than the limit agreed to by the Advisor. At October 31, 2002, the amount available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Portfolio is $110,946. At October 31, 2002, the Advisor may recapture a portion of the above amounts no later the dates as stated below:

                                       OCTOBER 31,
                  ----------------------------------------------------
                   2003                  2004                  2005
                  $1,869               $21,125               $87,952

                              PIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

On December 19, 1995, the Portfolio approved a Deferred Compensation Plan for Trustees ("the Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Portfolios. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Portfolio recognizes as trustee expense amounts accrued as meetings are held plus the change in the value of the phantom share account determined on a quarterly basis. For the year ended October 31, 2002, the change in the value of the phantom account included unrealized depreciation of $28,628.

NOTE 4 - INVESTMENT TRANSACTIONS

The Portfolio entered into a Securities Lending Agreement with PFPC Trust Company ("PFPC"). PFPC shall invest the cash collateral pursuant to investment guidelines set forth by the Portfolio, and may include commingled funds advised or otherwise serviced by PFPC or its affiliates and repurchase agreements with PFPC or its affiliates. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. PFPC has agreed to indemnify the Portfolio in the case of default of any securities borrowed.

At October 31, 2002, the Portfolio loaned equity securities having a fair value of $16,108,839 and received cash collateral of $16,697,537. The cash collateral is reinvested in short term securities and money market funds with interest rates ranging from 1.8% to 2.1% and maturity dates from 11/1/2002 through 10/6/2003.

The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, for the year ended October 31, 2002, were $60,086,645 and $66,959,655, respectively.

The cost of securities for federal income tax purposes was $58,062,646. The aggregate gross unrealized appreciation and depreciation of investment securities, based on their cost for federal income tax purposes, were as follows:

     Gross unrealized appreciation ...............................  $ 3,927,394
     Gross unrealized depreciation ...............................   (8,209,925)
                                                                   ------------
     Net unrealized depreciation ................................. $ (4,282,531)
                                                                   ============

                              PIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of and the Holders of Interest in: PIC Growth Portfolio In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the selected ratio data present fairly, in all material respects, the financial position of PIC Growth Portfolio (the "Portfolio") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the selected ratio data for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and selected ratio data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The selected ratio data for the year ended October 31, 1998 were audited by other independent accountants whose report dated December 3, 1998 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
New York, New York
December 6, 2002

                              PIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEE AND OFFICER INFORMATION
--------------------------------------------------------------------------------

Background information for the Trustees and Officers of the Trust is presented below. The SAI includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-618-7643.

                                                                                             # OF
                                                                                             PORTFOLIOS
                                                                                             IN FUND
                           POSITION(S)    TERM OF OFFICE                                     COMPLEX
NAME, ADDRESS              HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION           OVERSEEN      OTHER DIRECTORSHIPS
AND AGE                    THE TRUST      TIME SERVED         DURING PAST FIVE YEARS         BY TRUSTEE    HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards          Trustee        Since 1993          Consulting principal              13            Director of the PBHG
(age 56)                                                      of Syrus Associates                             Funds, Inc.; Director
76 Seaview Drive                                              (consulting firm).                              of PBHG Insurance
Santa Barbara,                                                                                                Series Fund, Inc.;
CA                                                                                                            Trustee of EQ Advisors
93108                                                                                                         Trust; Trustee, PIC
                                                                                                              Investment Trust, PIC
                                                                                                              Balanced Portfolio,
                                                                                                              PIC Growth Portfolio,
                                                                                                              PIC Mid Cap Portfolio
                                                                                                              and PIC Small Cap
                                                                                                              Portfolio (the "PIC
                                                                                                              Funds").
---------------------------------------------------------------------------------------------------------------------------------

Richard N. Frank           Trustee        Since 1993          Chief Executive Officer,          13            Trustee, PIC Funds.
(age 79)                                                      Lawry's Restaurants, Inc.
234 E. Colorado                                               (restaurant company);
Blvd.                                                         formerly, Chairman of
Pasadena, CA                                                  Lawry's Foods, Inc. (restau-
91101                                                         rants and food seasoning)
                                                              (1997 - 2002).
---------------------------------------------------------------------------------------------------------------------------------


James Clayburn             Trustee        Since 1993          Dean Emeritus, John E.            13            Director, The Payden
LaForce                                                       Anderson Graduate School                        & Rygel Investment
(age 74)                                                      of Management, University                       Group, The Metzler/
P.O. Box 1585                                                 of California, Los Angeles.                     Payden Investment
Pauma Valley, CA                                                                                              Group, BlackRock
95061                                                                                                         Funds, Jacobs
                                                                                                              Engineering, Timken
                                                                                                              Co., Cancervax;
                                                                                                              Trustee, PIC Funds;
                                                                                                              Trustee of Advisors
                                                                                                              Series Trust.
---------------------------------------------------------------------------------------------------------------------------------

Wayne H. Smith             Trustee        Since 1993          Employee of Avery                 13            Director, Sunlaw
(age 61)                                                      Dennison Corporation                            Energy Company (an
150 N. Orange                                                 ("Avery") (pressure sensitive                   independent electrical
Grove Blvd.                                                   material and office products                    power company, Vernon,
Pasadena, CA                                                  manufacturer) since June,                       California (2/1/2002
91103                                                         2002; Vice President of                         to Present); Trustee,
                                                              Avery (1979 to                                  PIC Funds.
                                                              June, 2002);
                                                              Treasurer of Avery
                                                              (1979-2001).
---------------------------------------------------------------------------------------------------------------------------------

Kevin E. Villani           Trustee        Since 2002          Consultant (1999-2002),           13            Trustee, PIC Funds.
(age 54)                                                      Executive Vice President/
5658 Dolphin                                                  Chief Executive Officer of
Place                                                         ICII, a Financial Services
La Jolla, CA                                                  Company.
92037
---------------------------------------------------------------------------------------------------------------------------------





20




                              PIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------
TRUSTEE AND OFFICER INFORMATION -- (Continued)
--------------------------------------------------------------------------------

                                                                                              # OF
                                                                                              PORTFOLIOS
                                                                                              IN FUND
                           POSITION(S)    TERM OF OFFICE                                      COMPLEX
NAME, ADDRESS              HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION            OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                    THE TRUST      TIME SERVED         DURING PAST FIVE YEARS          BY TRUSTEE     HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
William S.                 Trustee        Since 2002          Executive Vice President            13         Director of Mellon
Anderson                                                      of Topa Equities, Ltd.,                        First Business Bank
(age 44)                                                      a Diversified Holding                          (since 1997); Director
1800 Avenue of the                                            Company.                                       of Southern Nile
Stars, Suite 1400                                                                                            Company (since 2000);
Los Angeles, CA                                                                                              Trustee, PIC Funds.
90067
-----------------------------------------------------------------------------------------------------------------------------------
Thomas M.                  President      Since 2000          Managing Director of the            13         N/A
Mitchell*                                                     Advisor since May 1995;
(age 58)                                                      Executive Vice President
300 North Lake                                                of the Advisor from May
Avenue                                                        1983 to May 1999.
Pasadena, CA
91101




Thomas J.                  Trustee        Since 1993          Managing Director of the            13         Trustee, PIC Funds.
Condon*                                                       Advisor.
(age 64)
300 North Lake
Avenue
Pasadena, CA
91101

Aaron W. L.                Vice           Since 1999          Chief Operating Officer             13         N/A
Eubanks, Sr.*              President                          of the Advisor since
(age 40)                   and                                August 1999; formerly,
300 North Lake             Secretary                          Director of Operations of
Avenue                                                        the Advisor.
Pasadena, CA
91101

William T.                 Vice           Since 1999          Chief Financial Officer of          13         N/A
Warnick*                   President                          the Advisor since August
(age 35)                   and                                1999; formerly Controller
300 North Lake             Treasurer                          of the Advisor.
Avenue
Pasadena, CA
91101



* Denotes Trustees who are "interested persons" of the Trust under the 1940 Act.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS-- PIC INVESTMENT TRUST AND PIC PORTFOLIOS
--------------------------------------------------------------------------------
WILLIAM S. ANDERSON, Trustee THOMAS J. CONDON,
Trustee JETTIE M. EDWARDS, Trustee RICHARD N.
FRANK, Trustee JAMES CLAYBURN LAFORCE, Trustee
WAYNE H. SMITH, Trustee KEVIN E. VILLANI, Trustee
THOMAS M. MITCHELL, President
AARON W.L. EUBANKS, SR., Vice President and Secretary
WILLIAM T. WARNICK, Vice President and Treasurer

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PROVIDENT INVESTMENT COUNSEL
300 N. Lake Avenue
Pasadena,  CA 91101
(626) 449-8500

DISTRIBUTOR
--------------------------------------------------------------------------------
QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
--------------------------------------------------------------------------------
PAUL, HASTINGS, JANOFSKY & WALKER, LLP




--------------------------------------------------------------------------------
WHY PROVIDENT?
--------------------------------------------------------------------------------

ORGANIZATION
------------
       o   A depth of experience and commitment to excellence
       o   Team structure

GROWTH PHILOSOPHY
-----------------
       o   A time-proven approach
       o   Investment style consistency

PROCESS
-------
       o   Creative, disciplined, and consistent

CLIENT FOCUSED
--------------
       o   Proactive and individualized












================================================================================

This annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after December 31, 2002, this annual report must be accompanied by performance updates for the most recent calendar quarter.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.


              Dealer Services: (800) 385-4053 Shareholder Services:
                                 (800) 618-7643
                            Website: www.provnet.com
                                                                         (12/02)